GUARANTY

      FOR VALUE RECEIVED, the sufficiency of which is hereby acknowledged, and, in consideration of any credit and/or financial accommodation heretofore or hereafter from time to time made or granted to North American Vaccine, Inc., a Canadian corporation ("BORROWER"), by BANK OF AMERICA, N.A. and any other subsidiaries or affiliates of BankAmerica Corporation and its successors and assigns (collectively "LENDER"), BAXTER INTERNATIONAL INC., a Delaware corporation (the "GUARANTOR") hereby furnishes its guaranty of the Guaranteed Obligations (as hereinafter defined) as follows:

      1. GUARANTY. Guarantor hereby absolutely and unconditionally guarantees, as a guarantee of payment and not merely as a guarantee of collection, prompt payment when due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of any and all existing and future indebtedness and liabilities of every kind, nature and character, direct or indirect, absolute or contingent, liquidated or unliquidated, voluntary or involuntary, of Borrower to Lender arising under that certain letter loan agreement dated November 1, 1999 between Borrower and Lender (the "BORROWER CREDIT AGREEMENT") and all instruments, agreements and other documents (including without limitation the Security Agreement and the IP Security Agreement) of every kind and nature now or hereafter executed in connection with the Borrower Credit Agreement (including all renewals, extensions and modifications thereof and all costs, structuring fees, attorneys' fees and expenses incurred by Lender in connection with the collection or enforcement thereof) (collectively, the "GUARANTEED OBLIGATIONS"). Lender's books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon Guarantor and serve as a rebuttable presumption in favor of Lender for the purpose of establishing the amount of the Guaranteed Obligations, subject only to manifest error. This Guaranty shall not be affected by the genuineness of the Borrower Credit Agreement or the validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of Guarantor under this Guaranty. The obligations of Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the Bankruptcy Code (Title 11, United States
Code) or any comparable provisions of any applicable state law.

      2. NO DEDUCTIONS. All payments by Guarantor hereunder shall be paid in full, without setoff or counterclaim or any deduction or withholding whatsoever, including, without limitation, for any and all present and future taxes. In the event that Guarantor or Lender is required by law to make any such deduction or withholding, Guarantor agrees to pay on behalf of Lender such amount directly to the appropriate person or entity, or if the Guarantor cannot legally comply with the foregoing, Guarantor shall pay to Lender such additional amounts as will result in the receipt by Lender of the full amount payable hereunder. Guarantor shall promptly provide Lender with evidence of payment of any such amount made on Lender's behalf.

      3. NO TERMINATION. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until all Guaranteed Obligations and any other amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of Lender or facilities provided by Lender with respect to the Guaranteed Obligations are terminated.

      4. WAIVER OF NOTICES. Guarantor waives notice of the acceptance of this Guaranty and of the extension or continuation of the Guaranteed Obligations or any part thereof, subject to the provisions of Section 6. Guarantor further waives presentment, protest, notice, dishonor or default, demand for payment and any other notices to which Guarantor might otherwise be entitled as a condition to the satisfaction of its obligations hereunder; provided that Lender shall provide notice of any Event of Default (as defined in the Borrower Credit Agreement) in accordance with the terms of Section 23 hereof.

      5. SUBROGATION. Guarantor shall exercise no right of subrogation, contribution or similar rights with respect to any payments it makes under this Guaranty until (a) all of the Guaranteed Obligations and any amounts payable under this Guaranty are indefeasibly paid and performed in full and any commitments of Lender or facilities provided by Lender with respect to the Guaranteed Obligations are terminated or (b) Guarantor exercises Guarantor's Call Option (or Lender exercises Lender's Put Option) in accordance with and as more specifically described in Section 23 hereof. If any amounts are paid to Guarantor in violation of the foregoing limitation, then such amounts shall be held in trust for the benefit of Lender and shall forthwith be paid to Lender to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

      6. WAIVER OF SURETYSHIP DEFENSES. Guarantor agrees that Lender may, at any time and from time to time, and without notice to Guarantor, make any agreement with Borrower or with any other person or entity liable on any of the Guaranteed Obligations or providing collateral as security for the Guaranteed Obligations, for the extension, renewal, payment, compromise, discharge or release of the Guaranteed Obligations, or for any modification or amendment of the terms thereof or of any instrument or agreement evidencing the Guaranteed Obligations or the provision of collateral, all without in any way impairing, releasing, discharging or otherwise affecting the obligations of Guarantor under this Guaranty; provided that Lender shall not (a) extend the final maturity date of the Guaranteed Obligations or any portion thereof, (b) reduce the rate or extend the time for payment of interest, (c) waive the principal amount of any Loan, (d) increase the Commitment or (e) release all or substantially all of any collateral given to secure the Guaranteed Obligations, without in each case the written consent of Guarantor. Guarantor waives any defense arising by reason of any disability or other defense of Borrower or any other guarantor, or the cessation from any cause whatsoever of the liability of Borrower, or any claim that Guarantor's obligations exceed or are more burdensome than those of Borrower and waives the benefit of any statute of limitations affecting the liability of Guarantor hereunder. Guarantor waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower and waives any benefit of and any right to participate in any security now or hereafter held by Lender, subject to the provisions of Sections 23 and 24 hereof. Further, Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of Guarantor under this Guaranty or which, but for this provision, might operate as a discharge of Guarantor.

      7. EXHAUSTION OF OTHER REMEDIES NOT REQUIRED. The obligations of Guarantor hereunder are those of primary obligor, and not merely as surety, and are independent of the Guaranteed Obligations. Guarantor waives diligence by Lender and action on delinquency in respect of the Guaranteed Obligations or any part thereof, including, without limitation any provisions of law requiring Lender to exhaust any right or remedy or to take any action against Borrower, any other guarantor or any other person, entity or property before enforcing this Guaranty against Guarantor.

      8. REINSTATEMENT. Notwithstanding anything in this Guaranty to the contrary, this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is revoked, terminated, rescinded or reduced or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of Borrower or any other person or entity or otherwise, as if such payment had not been made and whether or not Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction.

      9. SUBORDINATION. Guarantor hereby subordinates the payment of all obligations and indebtedness of Borrower owing to Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of Borrower to Guarantor as subrogee of Lender or resulting from Guarantor's performance under this Guaranty, to the indefeasible payment in full of all Guaranteed Obligations. If Lender so requests, any such obligation or indebtedness of Borrower to Guarantor shall be enforced and performance received by Guarantor as trustee for Lender and the proceeds thereof shall be paid over to Lender on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under this Guaranty.

      10. INFORMATION. Guarantor agrees to furnish promptly to Lender any and all financial or other information regarding Guarantor or its property as Lender may reasonably request in writing; provided, Guarantor shall not be obligated to furnish or deliver information to Lender in addition to the requirements set forth in the Existing Credit Agreement (as defined in Section 20 hereof).

      11. STAY OF ACCELERATION. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed, upon the insolvency, bankruptcy or reorganization of Borrower or any other person or entity, or otherwise, all such amounts shall nonetheless be payable by Guarantor immediately upon demand by Lender.

      12. EXPENSES. Guarantor shall pay on demand all out-of-pocket expenses (including reasonable attorneys' fees and expenses and the allocated cost and disbursements of internal legal counsel) in any way relating to the enforcement or protection of Lender's rights under this Guaranty, including any incurred in the preservation, protection or enforcement of any rights of Lender in any case commenced by or against Guarantor under the Bankruptcy Code (Title 11, United

States Code) or any similar or successor statute. The obligations of Guarantor under the preceding sentence shall survive termination of this Guaranty.

      13. AMENDMENTS. No provision of this Guaranty may be waived, amended, supplemented or modified, except by a written instrument executed by Lender and Guarantor.

      14. NO WAIVER. No failure by Lender to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein.

      15. ASSIGNMENT; GOVERNING LAWS; JURISDICTION. This Guaranty shall (a) bind Guarantor and its successors and assigns, PROVIDED that Guarantor may not assign its rights or obligations under this Guaranty without the prior written consent of Lender (and any attempted assignment without such consent shall be void), (b) inure to the benefit of Lender and its successors and assigns and Lender may, without notice to Guarantor and without affecting Guarantor's obligations hereunder, assign or sell participations in the Guaranteed Obligations and this Guaranty, in whole or in part, and (c) be governed by the internal laws of the State of New York. Guarantor hereby irrevocably (i) submits to the non-exclusive jurisdiction of any United States Federal or State court sitting in New York, New York in any action or proceeding arising out of or relating to this Guaranty, and (ii) waives to the fullest extent permitted by law any defense asserting an inconvenient forum in connection therewith. Service of process by Lender in connection with such action or proceeding shall be binding on Guarantor if sent to Guarantor by registered or certified mail at its address specified below. Guarantor agrees that Lender may disclose to any prospective purchaser and any purchaser of all or part of the Guaranteed Obligations any and all information in Lender's possession concerning Guarantor, this Guaranty and any security for this Guaranty.

      16. CONDITION OF BORROWER. Guarantor acknowledges and agrees that it has the sole responsibility for, and has adequate means of, obtaining from Borrower such information concerning the financial condition, business and operations of Borrower as Guarantor requires, and that Lender has no duty, and Guarantor is not relying on Lender at any time to disclose to Guarantor any information relating to the business, operations or financial condition of Borrower.

      17. SETOFF. If and to the extent any payment is not made when due hereunder, Lender may setoff and charge from time to time any amount so due against any or all of Guarantor's accounts or deposits with Lender.

      18. OTHER GUARANTEES. Unless otherwise agreed by Lender and Guarantor in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by Guarantor for the benefit of Lender or any term or provision thereof.

      19. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants that
(i) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (ii) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms; (iii) the making and performance of this Guaranty does not and will not violate the provisions of any applicable law, regulation or order, and does not and will not result in the breach of, or constitute a default or require any consent under, any agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; (iv) all consents, approvals, licenses and authorizations of, and filings and registrations with, any governmental authority required under applicable law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect; (v) by virtue of its relationship with Borrower, the execution, delivery and performance of this Guaranty is for the direct benefit of Guarantor and it has received adequate consideration for this Guaranty; and (vi) the financial information that has been delivered to Lender by or on behalf of Guarantor is complete and correct in all respects and accurately presents the financial condition and the operational results of Guarantor and since the date of the most recent financial statements delivered to Lender, there has been no material adverse change in the financial or operational condition of Guarantor.

      20. INCORPORATION OF COVENANTS. Reference is made to that certain Credit Agreement (Facility A) dated as of November 24, 1998 (as amended or modified prior to the date of the Guaranty, the "EXISTING CREDIT AGREEMENT") among Guarantor, the financial institutions named therein, Bank of America, N.A. (formerly Bank of America National Trust and Saving Association) and The Chase Manhattan Bank, as Co-Arrangers, and The First National Bank of Chicago, as administrative agent. Reference is further made to the covenants contained in
Article VIII of the Existing Credit Agreement (hereinafter referred to as the "INCORPORATED COVENANTS"). So long as principal of and interest on any Loan (as defined in the Borrower Credit Agreement) or any other amount payable under the Borrower Credit Agreement or under any other Loan Document remains unpaid or unsatisfied or the Commitment (as defined in the Borrower Credit Agreement) has not been terminated, Guarantor shall comply with the Incorporated Covenants, it being agreed that such covenants and agreements shall survive any termination, cancellation or discharge of the Existing Credit Agreement. Guarantor agrees with Lender that the Incorporated Covenants (and all other relevant provisions of the Existing Credit Agreement related thereto, including without limitation all exhibits, schedules and the defined terms contained in Section 1.01 thereof, which are used in the Incorporated Covenants) are hereby incorporated by reference into this Guaranty to the same extent and with the same effect as if set forth fully herein and shall inure to the benefit of Lender, without giving effect to any waiver, amendment, modification or replacement of the Existing Credit Agreement or any term or provision of the Incorporated Covenants occurring subsequent to the date of this Guaranty, except to the extent otherwise specifically provided for in the following paragraph of this Section.

      In the event a waiver is granted under the Existing Credit Agreement or an amendment or modification is executed with respect to the Existing Credit Agreement, and such waiver, amendment and/or modification affects the

Incorporated Covenants, then such waiver, amendment or modification shall be effective with respect to the Incorporated Covenants as incorporated by reference into this Guaranty only if consented to in writing by the Lender. In the event of any replacement of the Existing Credit Agreement with a similar credit facility (the "NEW FACILITY") the covenants contained in the New Facility which correspond to the covenants contained in Sections 8.01 and 8.02, respectively, of the Existing Credit Agreement shall become the Incorporated Covenants hereunder only if consented to in writing by Lender and, if such consent is not granted or if the Existing Credit Agreement is terminated and not replaced, then covenants contained in Sections 8.01 and 8.02, respectively, of the Existing Credit Agreement (together with any modifications or amendments approved in accordance with this paragraph) shall continue to be the Incorporated Covenants hereunder.

      21. GUARANTY EVENTS OF DEFAULT. Each of the following shall be a "Guaranty Event of Default" for purposes of this Guaranty:

      (a) Any "Event of Default" specified in Section 9.01 of the Existing Credit Agreement occurs and is continuing, without giving effect to any waiver thereof pursuant to the Existing Credit Agreement; or
      (b) Guarantor fails to perform or observe any other covenant or agreement (not specified in (a) above) contained in this Guaranty or any Loan Document (as defined in the Borrower Credit Agreement) on its part to be performed or observed (including, without limitation, the failure of Guarantor to comply with any of its payments obligations in accordance with and under the terms of this Guaranty); or
      (c) Any representation or warranty in this Guaranty or in any certificate, agreement, instrument or other document made or delivered by Guarantor pursuant to or in connection with this Guaranty or the Borrower Loan Agreement proves to have been incorrect when made or deemed made.


      22. WAIVER OF JURY TRIAL; FINAL AGREEMENT. TO THE EXTENT ALLOWED BY APPLICABLE LAW, GUARANTOR AND LENDER EACH WAIVE TRIAL BY JURY WITH RESPECT TO ANY ACTION, CLAIM, SUIT OR PROCEEDING ON OR ARISING OUT OF THIS GUARANTY. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

      23. CALL/PUT PROVISIONS.

      (a) GUARANTOR'S CALL OPTION. Guarantor (or any Affiliate identified by Guarantor) shall have the right, upon three Business Days' prior written notice to Lender, to purchase all (but not less than all) of Lender's rights, interests and obligations in and to the Borrower Credit Agreement at par value and subject in all cases to the representations, warranties and disclaimers set forth in Section 24 hereof (as set forth herein, "GUARANTOR'S CALL OPTION"). Notwithstanding (I) Guarantor's exercise of its call option pursuant to this section or (II) any other provision of this Guaranty to the contrary, the Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations received by Lender is (x) revoked, terminated, rescinded or reduced or (y) subject to a request or an action filed by Borrower, or any of its successors in bankruptcy (including a trustee or any official committee), seeking the return or restoration of any or all of such payment pursuant to the avoidance provisions of the United States Bankruptcy Code, specifically including but not limited to 11 U.S.C. ss.ss. 544, 547, 548 and 550, as if such payment had not been made and whether or not Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. Guarantor shall be responsible for all costs and expenses (including without limitation Breakage Costs) associated with Guarantor's exercise of its rights hereunder.

      (b) LENDER'S PUT OPTION. Upon the occurrence of any Event of Default and written notice thereof provided by Lender to Guarantor, Lender shall sell to Guarantor all (but not less than all) of Lender's rights, interests and obligations in and to the Borrower Credit Agreement at par value and subject in all cases to the representations, warranties and disclaimers set forth in Section 24 hereof (as set forth herein, "LENDER'S PUT OPTION"). Notwithstanding (I) Lender's exercise of its put option pursuant to this section or (II) any other provision of this Guaranty to the contrary, the Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any portion of the Guaranteed Obligations is (x) revoked, terminated, rescinded or reduced or
      (y) subject to a request or an action filed by Borrower, or any of its successors in bankruptcy (including a trustee or any official committee), seeking the return or restoration of any or all of such payment pursuant to the avoidance provisions of the United States Bankruptcy Code, specifically including but not limited to 11 U.S.C. ss.ss. 544, 547, 548 and 550, as if such payment had not been made and whether or not Lender is in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. Guarantor shall be responsible for all costs and expenses (including without limitation Breakage Costs) associated with Lender's exercise of its rights hereunder.

      PROVIDED, HOWEVER, that, (a) notwithstanding Borrower's and Guarantor's good faith efforts, if the Guarantor and Borrower do not execute a definitive agreement for the North American Vaccine Acquisition on or prior to November 16, 1999, and (b) between the date hereof and November 16, 1999, Borrower has not, directly or indirectly solicited, initiated or encouraged (including by way of furnishing or disclosing nonpublic information) any inquiries or the making or any proposal or offer (including, without limitation, any offer to its stockholders), with any third party other than Guarantor relating to any Company Competing Transaction or knowingly encouraged or otherwise entered into or maintained any discussions or negotiations with respect to any Company Competing Transaction, or agreed or endorsed any agreement, arrangement or understanding with respect to a Company Competing Transaction, or authorized or permitted any representative of Borrower to take any such action, then Guarantor agrees that it shall not, in connection with the exercise of Guarantor's Call Option or the exercise of Lender's Put Option, commence the exercise of remedies set forth in the Borrower Credit Agreement if Borrower repays all amounts owing under or in connection with the Borrower Credit Agreement and any related agreements within 20 days thereafter. For purposes of this Guaranty, a "Company Competing Transaction" shall mean any of the following involving Borrower:

           (i) any merger, consolidation, share exchange, recapitalization, business combination, material issuance of equity or other similar transaction;

           (ii) any sale, lease, exchange, transfer or other disposition of 10% or more of the assets of Borrower and its subsidiaries taken as a whole in a single transaction or series of related transactions;

           (iii) any license, sublicense, sale or similar transaction, arrangement or agreement with respect to any material patents, trademarks, trade secrets, patent applications, know how or other intellectual property of Borrower or any of its subsidiaries;

           (iv) any tender offer or exchange offer for any of the outstanding voting securities of Borrower;

           (v) any acquisition by any person or group of persons of 10% or more of the voting securities (or securities convertible or exchangeable therefor)of Borrower; or

           (vi) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

      24. ASSIGNMENT PROVISIONS. To the extent that Borrower's obligations under the Borrower Credit Agreement are secured by a lien or pledge of collateral to Lender in Borrower's property or assets (of whatever nature) (collectively, "BORROWER COLLATERAL"), Lender hereby agrees that upon payment in full by Guarantor of the Guaranteed Obligations (as determined by Lender), Lender shall, if requested in writing by Guarantor, assign to Guarantor or its designee all or a portion of Lender's rights (if any, and of whatever nature) in and to such Borrower Collateral. Lender does not make, shall not be obligated to make nor shall be deemed to have made any representation or warranty of any kind as to the value of the Borrower Collateral or any portion thereof, including but not limited to any representation or warranty with respect to the value of Lender's Lien in such Borrower Collateral or the attachment, perfection or priority of Lender's Lien with respect thereto. Lender hereby specifically disclaims any such representations or warranties. Lender shall not warrant nor be obligated to defend Lender's Lien or the attachment, perfection or priority of such Lien. GUARANTOR HEREBY SPECIFICALLY ACKNOWLEDGES AND AGREES THAT LENDER DOES NOT MAKE, SHALL NOT BE OBLIGATED TO MAKE NOR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE BORROWER COLLATERAL, INCLUDING WITHOUT LIMITATION THE ATTACHMENT, PERFECTION OR PRIORITY OF LENDER'S LIEN WITH RESPECT THERETO. Lender agrees to reasonably cooperate with Guarantor to execute UCC assignments and such other legal documentation as may be necessary to effect the purposes of this paragraph. Guarantor shall be responsible for the costs and expenses (including without limitation reasonable attorneys' fees and expenses and the allocated cost and disbursements of internal legal counsel) associated with the assignment and/or transfer by Lender of its rights with respect to the Borrower Collateral in accordance with the terms hereof.

      25. DEFINED TERMS. Capitalized terms used herein but not otherwise defined shall have the respective meaning set forth in the Borrower Credit Agreement.

Duly executed and delivered under seal this 1st day of November, 1999.


                                          BAXTER INTERNATIONAL INC.


                                          By:  /s/ Steven J. Meyer
                                               -----------------------
                                               Name:  Steven J. Meyer
                                               Title: Corp. Treasurer


Acknowledged and Agreed:

BANK OF AMERICA, N.A.

By:    /s/ Lawrence J. Gordon
       ----------------------

Name:  Lawrence J. Gordon

Title: Vice President


Acknowledged and Agreed:

NORTH AMERICAN VACCINE, INC.

By:    /s/ Randal Chase
       -----------------------

Name:  Randal Chase, Ph.D.
       -------------------
Title: Chief Executive Officer & President
       -----------------------------------





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